Exhibit 99.1

Wave Life Sciences Announces Proposed Redomiciliation to the

United States

CAMBRIDGE, Mass., April 15, 2026 – Wave Life Sciences Ltd. (Nasdaq: WVE), a clinical-stage biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health, today announced that its board of directors has unanimously approved a plan to redomicile the parent company of the Wave Life Sciences group of companies from Singapore to the United States (the Redomiciliation).

Through Wave Life Sciences’ listing on Nasdaq, the majority of the company’s operations, its corporate headquarters, the majority of its operating assets, including its manufacturing and research and development facilities, along with the majority of its employees, management team and board of directors being in the United States, Wave already has a substantial U.S. presence. Having Wave’s parent company domiciled in the United States will streamline Wave’s organizational, statutory and regulatory structure, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, among other benefits.

“We believe the United States is the best place for Wave to enhance shareholder value. With several of our investigational therapies showing tremendous potential to become first- and/or best-in-class treatments, now is the right time and becoming a Delaware corporation is the right strategic move for Wave in order to better align our parent company’s domicile with our operations and our people,” said Kyle Moran, Chief Financial Officer of Wave Life Sciences.

Subject to the receipt of necessary Wave shareholder and Singapore High Court approvals, pursuant to the Redomiciliation transaction, the ordinary shares of the existing Singapore parent company (Wave Life Sciences Ltd.) will be exchanged on a one-for-one basis for common stock in a newly-formed Delaware parent corporation (Wave Life Sciences, Inc.). Wave Life Sciences, Inc. will become the ultimate parent company of the Wave Life Sciences group of companies and will operate the business of the group in substantially the same manner as the company has done previously. Upon completion of the Redomiciliation, the shares of common stock of the new Delaware parent corporation (Wave Life Sciences, Inc.) will continue to trade on the Nasdaq Global Market under Wave’s existing trading symbol “WVE”. The company will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission (SEC) and the applicable rules of Nasdaq. Wave will continue to report its consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles.

Wave is filing its preliminary proxy materials with the SEC today in preparation for a company shareholder meeting to approve the Redomiciliation. The Redomiciliation is subject to the approval of Wave’s shareholders and the Singapore High Court. Subject to receiving the requisite approvals, Wave expects the Redomiciliation to take effect in mid-2026. The Redomiciliation is expected to be tax-free to Wave’s U.S. shareholders.

About Wave Life Sciences

Wave Life Sciences (Nasdaq: WVE) is a biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health. Wave’s RNA medicines platform, PRISM®, combines multiple modalities, chemistry innovation and deep insights in human genetics to deliver scientific breakthroughs that treat both rare and common disorders. Its toolkit of RNA-targeting modalities, including RNAi (SpiNA) and RNA editing (AIMers), provides Wave with unmatched capabilities for designing and sustainably delivering candidates that optimally address disease biology. Wave’s pipeline is focused on its obesity (WVE-007), alpha-1 antitrypsin deficiency (WVE-006) and PNPLA3 I148M liver disease (WVE-008) programs, and also includes clinical programs in Duchenne muscular dystrophy and Huntington’s disease, as well as several preclinical programs utilizing the company’s versatile RNA medicines platform. Driven by the calling to “Reimagine Possible,” Wave is leading the charge toward a world in which human potential is no longer hindered by the burden of disease. Wave is headquartered in Cambridge, MA. For more information on Wave’s science, pipeline and people, please visit www.wavelifesciences.com and follow Wave on X and LinkedIn.

Forward-Looking Statements

Some of the statements included in this announcement may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave Life Sciences, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave Life Sciences’ and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore High Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

Additional Information and Where to Find It

In connection with the Redomiciliation, Wave Life Sciences expects to file with the SEC a proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave Life Sciences’ shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE LIFE SCIENCES LTD., WAVE LIFE SCIENCES, INC. AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave Life Sciences, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave Life Sciences’ website at www.wavelifesciences.com.

Participants in Solicitation

Wave Life Sciences and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave Life Sciences in connection with the Redomiciliation. Information about the directors and executive officers of Wave Life Sciences, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave Life Sciences’ proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave Life Sciences ordinary shares by the directors and executive officers of Wave Life Sciences have changed from the amounts of Wave Life Sciences ordinary shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Contact:

Kate Rausch

VP, Corporate Affairs and Investor Relations

+1 617-949-4827

Investors:

James Salierno

Director, Investor Relations

+1 617-949-4043

InvestorRelations@wavelifesci.com

Media:

Katie Sullivan

Senior Director, Corporate Communications

+1 617-949-2936

MediaRelations@wavelifesci.com